SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                       (Date of earliest event reported):
                                February 4, 2000


                           PHILLIPS PETROLEUM COMPANY
               (Exact name of registrant as specified in charter)


        Delaware                   1-720                 73-0400345
     (State or other       (Commission File No.)        (IRS Employer
     jurisdiction of                                 Identification No.)
     incorporation)

         Phillips Building, Bartlesville, Oklahoma          74004
         (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code: (918) 661-6600



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ITEM 5.     OTHER EVENTS.

            Phillips Petroleum Company, a Delaware corporation ("Phillips"), and Chevron Corporation, a Delaware corporation ("Chevron"), entered into a Letter of Intent and Exclusivity Agreement, dated as of February 4, 2000 (the "Letter of Intent and Exclusivity Agreement"), relating to the formation of a joint venture combining their chemicals businesses, other than the additives business being retained by Chevron.

            The press release issued by Phillips in connection with the execution of the Letter of Intent and Exclusivity Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            Phillips and Chevron held investor and analyst meetings on February 7, and February 8, 2000, relating to the execution of the Letter of Intent and Exclusivity Agreement. Certain presentation materials used at the meetings are attached hereto as Exhibit 99.2 and are hereby incorporated herein by reference.

ITEM 7.     EXHIBITS.


  EXHIBIT NUMBER                         DESCRIPTION
  --------------                         -----------
       99.1         Press Release, dated February 7, 2000.
       99.2 Presentation Materials used at investor and analyst meetings on February 7, and February 8, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PHILLIPS PETROLEUM COMPANY


Date: February 10, 2000           By:   /s/ Rand C. Berney
                                     ------------------------------
                                     Name:  Rand C. Berney
                                     Title: Vice President and Controller



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                                  EXHIBIT INDEX


  EXHIBIT NUMBER                         DESCRIPTION
  --------------                         -----------
       99.1         Press Release, dated February 7, 2000.
       99.2 Presentation Materials used at investor and analyst meetings on February 7, and February 8, 2000.